Filed pursuant to Rule 497(e)

Registration Nos. 333-227298; 811-23377

DIVY	Sound Equity Dividend Income ETF
FXED	Sound Enhanced Fixed Income ETF
SDEE	Sound Enhanced Equity Income ETF (not currently available for purchase)
SDFI	Sound Fixed Income ETF (not currently available for purchase)
SDTR	Sound Total Return ETF (not currently available for purchase)

June 14, 2024

Supplement to the Summary Prospectuses,

Prospectus and Statement of Additional Information (“SAI”),

each dated March 29, 2024

Effective as of the open of trading on June 21, 2024 (the “Effective Date”), the listing exchange for shares of each of Sound Equity Dividend Income ETF (ticker: DIVY) and Sound Enhanced Fixed Income ETF (ticker: FXED), each a series of Tidal ETF Trust, will be changed from NYSE Arca, Inc. to New York Stock Exchange LLC.

Accordingly, as of the Effective Date, all references to “NYSE Arca, Inc.” in the Summary Prospectuses, Prospectus and SAI are deleted and replaced with “New York Stock Exchange LLC.”

Please retain this Supplement for future reference.